UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2005


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                   on behalf of the RASC Series 2005-KS1 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                  333-108865-13              51-0362653
-----------------------------   ------------------------   --------------------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                            55437
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     (Address of principal executive office)                  (Zip Code)

                                 (952) 857-7000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.


On January 28, 2005, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS1, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2005, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Asset Securities Corporation pursuant to an Assignment and Assumption Agreement, dated as of January 28, 2005, between Residential Funding Corporation and Residential Asset Securities Corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.


        (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

               10.1 Pooling  and  Servicing  Agreement,  dated as of  January 1,
                    2005, among  Residential  Asset Securities  Corporation,  as depositor, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee.

               10.2 Assignment and Assumption Agreement, dated as of January 28,
                    2005,   between    Residential   Funding   Corporation   and
                    Residential Asset Securities Corporation.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RESIDENTIAL ASSET SECURITIES CORPORATION



                               By:   /s/ Joseph Orning
                               Name: Joseph Orning
                               Title: Vice President




Dated:  January 28, 2005

                                  Exhibit Index


Exhibit No.                  Description

               10.1 Pooling  and  Servicing  Agreement,  dated as of  January 1,
                    2005, among  Residential  Asset Securities  Corporation,  as depositor, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee.

               10.2 Assignment and Assumption Agreement, dated as of January 28,
                    2005,   between    Residential   Funding   Corporation   and
                    Residential Asset Securities Corporation.